Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citrix Systems, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Robert M. Calderoni, Interim Chief Executive Officer and President of the Company, and Jason A. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROBERT M. CALDERONI
Robert M. Calderoni
Interim Chief Executive Officer and President
(Principal Executive Officer)

By:	/s/ JASON A. SMITH
Jason A. Smith
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

May 5, 2022